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                                                                    EXHIBIT 99.2

                     COMPANY STOCKHOLDER VOTING AGREEMENT

          This VOTING AGREEMENT ("Voting Agreement") is entered into as of January 6, 2000 by and among McLeodUSA Incorporated, a Delaware corporation ("Acquiror"), and the undersigned stockholder (the "Stockholder") of Splitrock Services, Inc., a Delaware corporation (the "Company").

          WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of January 6, 2000 (the "Merger Agreement"), by and among Acquiror, Southside Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Acquiror ("Acquiror Sub"), and the Company, Acquiror Sub will be merged with and into the Company (the "Merger") and, as a result of the Merger, the separate corporate existence of Acquiror Sub shall cease and the Company shall continue as the surviving corporation of the Merger; and

          WHEREAS, in order to induce Acquiror and Acquiror Sub to enter into the Merger Agreement, the Stockholder has agreed to execute and deliver to Acquiror this Voting Agreement;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Definitions.  Capitalized terms used and not defined herein shall
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have the meanings specified in the Merger Agreement.

          2.  Voting; Grant of Proxy and Further Assurances.  The Stockholder
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hereby irrevocably agrees, for the period from the date hereof through the date on which the Merger is consummated or the Merger Agreement is terminated in accordance with the terms thereof, whichever is earlier (such period being hereinafter referred to as the "Term"), to cast all votes attributable to that number of shares of Company Common Stock as set forth on Annex A hereto which
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are beneficially owned or hereafter acquired by the Stockholder and over which the Stockholder has direct or indirect voting power (the "Shares") at any annual or special meeting of stockholders of the Company, including any adjournments or postponements thereof, or written consent of stockholders in lieu thereof (a "Meeting"), in favor of the approval and adoption of the Merger Agreement and approval of the Merger and against any Competing Transaction. The Stockholder further agrees to grant to the persons designated by the Company's Board of Directors, as such Board may be constituted from time to time, as such Board's attorneys-in-fact or proxies with respect to such Meeting, a specific written proxy (in such form as the Company is soliciting from other stockholders of the Company) to vote (or, if present in person at such Meeting, to vote) the Shares in favor of the approval and adoption of the Merger Agreement and approval of the Merger and against any Competing Transaction. The Stockholder agrees not to enter into any
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agreement or understanding the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Voting Agreement, including in this Section 2.

          3.  Restrictions on Transfer; Non-Interference.  The Stockholder
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hereby agrees during the Term not to (a) directly or indirectly sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares except to the extent (i) such transfer is approved in advance in writing by Acquiror and (ii) the transferee of the Shares, prior to and as a condition to such transfer, executes and delivers to Acquiror an agreement in substantially the form of this Voting Agreement; (b) grant any proxies, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (c) take any action which would have the effect of preventing or inhibiting the Stockholder from performing the Stockholder's obligations under this Voting Agreement.

          4.  Authorization; Binding Obligation.  The Stockholder hereby
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represents and warrants to Acquiror that (a) the Stockholder (if an individual)
has the legal capacity and all other necessary power and authority to enter into this Voting Agreement and to consummate the transactions contemplated hereby,
(b) the Stockholder (if an entity) has taken all corporate, partnership or other action, as the case may be, necessary to enter into this Voting Agreement and to consummate the transactions contemplated hereby, (c) the Stockholder owns of record and beneficially good and valid title to all of the Shares, free and clear of any and all Encumbrances, and (d) this Voting Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable in accordance with its terms, except as such enforceability may be subject to the effects of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting creditors' rights generally and subject to the effects of general equitable principles (whether considered in a proceeding in equity or at law).

          5.  No Conflict.  The Stockholder hereby represents and warrants to
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Acquiror that the execution and delivery of this Voting Agreement by the
Stockholder does not, and the performance of the Stockholder's obligations under this Voting Agreement will not, (a) conflict with or violate the articles of incorporation or other similar organizational documents of the Stockholder (if the Stockholder is an entity), (b) conflict with or violate any law, statute, ordinance, rule, regulation, order, judgment or decree applicable to the Stockholder or by which the Stockholder or any of the Stockholder's properties is bound or affected, or (c) result in any breach of or constitute a default (or an event which with or without notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the property or assets of the Stockholder,

                                      -2-
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including, without limitation, the Shares, pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of the Stockholder's properties or assets is bound or affected, except with respect to (b) and (c) above, as would not materially adversely affect the ability of such Stockholder to perform its obligations under this Voting Agreement.

         6.   Understanding of this Voting Agreement.  The Stockholder has
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carefully read this Voting Agreement and has discussed its requirements, to the extent the Stockholder believes necessary, with counsel to the Stockholder (which may be counsel to the Company). The Stockholder further understands that the parties to the Merger Agreement will be proceeding in reliance upon this Voting Agreement.

          7.  Headings.  The headings of the Sections of this Voting Agreement
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are inserted for convenience of reference only and do not form a part or affect the meaning hereof.

          8.  Counterparts.  This Voting Agreement may be executed in
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counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same instrument.

          9.  Entire Agreement; Assignment.  This Voting Agreement (a)
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constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

          10. Governing Law.  This Voting Agreement shall be governed by and
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construed in accordance with the laws of the State of Delaware without regard to any principles of Delaware conflicts of law.

          11. Specific Performance.  The parties hereto agree that if any of
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the provisions of this Voting Agreement are not performed in accordance with their specific terms or are otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

          12. Parties in Interest.  This Voting Agreement shall be binding upon
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and inure solely to the benefit of each party hereto, and nothing in this Voting
Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Voting Agreement.

          13. Amendment; Waivers.  This Voting Agreement shall not be amended,
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altered or modified except by an instrument in writing duly executed by

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each of the parties hereto. No delay or failure on the part of either party hereto in exercising any right, power or privilege under this Voting Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence thereto. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto, unless made in writing and signed by the party against whom enforcement of such waiver is sought, and then only to the extent expressly specified therein.

          14.  Conflict of Terms.  In the event any provision of this Voting
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Agreement is in direct conflict with, or inconsistent with, any provision of the
Merger Agreement, the provision of the Merger Agreement shall control.

          15.  Additional Actions and Documents.  Each of the parties hereto
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hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Voting Agreement.

          16.  Stockholder Capacity.  The Stockholder signs solely in its
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capacity as the beneficial owner of the Shares, and nothing herein shall limit or affect any actions taken or omitted to be taken by the Stockholder in its capacity as an officer or director of the Company to the extent specifically permitted by Section 5.05(e) of the Merger Agreement.

          17.  Other Agreements.  On or prior to the Closing, the Stockholder
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agrees to enter into a Stockholder Agreement on the terms set forth in the Term
Sheet attached hereto as Annex B and a Confidentiality, Nonsolicitation and Noncompetition Agreement in the form attached hereto as Annex C. 1/
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______________________
1/  This paragraph will only be included in the Company Stockholder Voting
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Agreements to be executed by Kwok Li, Linsang Partners, LLC and William R.
Wilson.

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          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Voting Agreement, or have caused this Voting Agreement to be duly executed and delivered in their names and on their behalf, as of the date first written above.

                              MCLEODUSA INCORPORATED

                              By: ______________________________
                                  Name:  _______________________
                                  Title: _______________________


                              STOCKHOLDER

                              By: ______________________________
                                  Name:  _______________________
                                  Title: _______________________
                                         _______________________
                                         _______________________

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                                                                         ANNEX A
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                                                                         ANNEX B
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                                                                         ANNEX C
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